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                                                                 EXHIBIT 10.2.5

                               INCORPORATED TERMS
                           DATED AS OF JANUARY __, ___
                                       TO
                              RESTRICTED STOCK AND
                         RESTRICTED STOCK UNIT AGREEMENT

          The following are the "Incorporated Terms" referred to in the instrument entitled "Restricted Stock and Restricted Stock Unit Agreement" which refers to these Incorporated Terms and which has been signed by the Company and the Employee (the "Base Instrument"). The Incorporated Terms and the Base Instrument constitute a single agreement and that agreement consists of the Base Instrument and the Incorporated Terms. The Incorporated Terms dovetail with the Base Instrument; because the last paragraph of the Base Instrument is Paragraph 1, the Incorporated Terms begin with Paragraph 2.

          2. Restrictions. (a) (i) Except as otherwise provided herein, the Base Restricted Stock, the Matching Restricted Stock and the Time Vested Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until, in the case of the Base Restricted Stock, the date set forth after "Base Restricted Stock Release Date" on the signature page; in the case of the Matching Restricted Stock, the date set forth after "Matching Restricted Stock Release Date" on the signature page; and in the case of the Time Vested Restricted Stock, until the Release Date determined as follows. For each date set forth after "Time Vested Restricted Stock Release Date" on the signature page, divide the number of shares set forth after "Shares of Time Vested Restricted Stock" by the sum of one and the difference between the latest year set forth after "Time Vested Restricted Stock Release Date" on the signature page and the earliest year set forth thereafter. The resulting quotient, rounded down to the nearest whole share, is the number of shares of Restricted Stock that shall be released from such restrictions on each date set forth after "Time Vested Restricted Stock Release Date" and such date shall be the Release Date for such shares (and only for such shares), except that if after "Goal" on the signature page "Applicable" appears, then such date shall be a Release Date only if the condition set forth after "Goal" applicable to such Release Date is satisfied. As used in "Goal," "ROE" means the quotient of dividing Net Income by Average Equity. "Net Income" means the Company's net income, determined in accordance with generally accepted accounting principles ("GAAP") adjusted to exclude the after-tax effect of the items excluded in clauses (i) and (ii) of the definition of EPS in Paragraph 2(c) of this Agreement. "Average Equity" means the average of the Company's shareholders' equity determined in accordance with GAAP computed by using shareholders' equity at each month-end in the year for which Net Income is being determined.

               (ii) The term "Release Date" shall be applied separately to the Base Restricted Stock, the Matching Restricted Stock and the Time Vested Restricted Stock as if the term "Release Date" were the term "Base Restricted Stock Release Date," the term "Matching Restricted Stock Release Date," or the term "Time Vested Restricted Stock Release Date," as the case may be, and such application shall correspond to the application of the term "Restricted Stock" as set forth in Paragraph 1(a) of the Base Instrument.

          (b) The Release Date for Time Vested RSUs shall be the same as the Release Date for the Time Vested Restricted Stock.

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          (c) The Release Date for Performance RSUs shall be determined as follows. For each date set forth after "Performance RSUs Release Date" on the signature page, multiply the number set forth after "Performance RSUs" on the signature page by the quotient of dividing the EPS for the fiscal year of the Company ended on the December 31 immediately preceding such date by the amount set forth after "Target" on the signature page. The resulting product, rounded down to the nearest whole RSU, is the number of Performance RSUs for which a Release Date shall occur on the corresponding date set forth after "Performance RSUs Release Date" and such date shall be the Release Date for such RSUs (and only for such RSUs). "EPS" means the Company's diluted earnings per share, determined in accordance with GAAP and adjusted to exclude the after-tax effect of (i) realized gains and losses, and (ii) extraordinary items, except that there shall not be excluded such gains, losses and items attributable to joint ventures. If by any date set forth after "Performance" the Company has not publicly announced its diluted earnings per share, such date shall be two business days after such earnings are publicly announced.

          (d) Except as otherwise provided herein, RSUs may not be sold, transferred or otherwise alienated or hypothecated regardless of the occurrence of the Release Date.

          3. Escrow. Shares of Restricted Stock shall be issued (in certificate or electronic form, at the discretion of the Company) as soon as practicable in the name of the Employee but shall be held in an escrow arrangement by the transfer agent for the Stock, as escrow agent. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock shall be delivered to the Employee, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

          4. Transfer After Release Date; Securities Law Restrictions; Holding Period.

          (a) Except as otherwise provided herein (including in Paragraph 4(b) below), Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Employee on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Employee agrees and acknowledges with respect to any Restricted Stock and any Stock delivered in settlement of RSUs that has not been registered under the Securities Act of 1933, as amended (the "Act") (i) he will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates or other evidence for the Restricted Stock (or in the case of RSUs, any such Stock delivered in settlement) to such effect.

            (b) If after "Holding Period" on the signature page "Applicable" appears, then the Employee agrees that, during the Holding Period, the Employee will not make a Sale of the Holding Period Shares. "Holding Period" means a period beginning on the Release Date and ending on the earlier of (i) the first anniversary of the Release Date and (ii) the first date on which the Employee is no longer subject to the reporting requirements of Section 16(a) of the Act (as such term is defined in the Annex). "Holding Period Shares" means a number of shares of Stock that are released on such Release Date equal to the lesser of
(1) 25% of the aggregate number of shares of Restricted Stock that are released on the Release Date and (2) 50% of the

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difference between (i) the aggregate number of shares of Restricted Stock that are released on the Release Date and (ii) the aggregate number of shares that are withheld to satisfy withholding tax requirements under Paragraph 10(b) of this Agreement. "Sale" means a transfer for value, except that, (i) the transfer to the Company of Holding Period Shares in payment of the exercise price of an option granted to the Employee by the Company shall not be a Sale if there is no Sale for the remainder of the Holding Period of a number of shares of Stock received upon exercise of such option that are not less than the number of Holding Period Shares so transferred in connection with such exercise, and (ii) an involuntary transfer, including Holding Period Shares converted in a merger, is not a Sale; it is understood that neither a pledge nor a gift, including to an entity in which the Employee has an interest (provided that in the case of such an entity, such entity does not make a Sale for the remainder of the Holding Period), is a transfer for value.

            (c) If after "Holding Period" on the signature page "Applicable" appears, then the Employee agrees that, during the Holding Period (for purposes of applying such definition to this Paragraph 4(c), Release Date means each date on which the Option is exercised), the Employee will not make a Sale of the Option Holding Period Shares. "Option Holding Period Shares" means a number of shares of Stock acquired at each exercise of the Option equal to the lesser of
(1) 25% of the aggregate number of shares for which the Option is exercised, and
(2) 50% of the difference between (i) the aggregate number of shares for which the Option is exercised and (ii) the aggregate number of shares that are withheld from the shares delivered on such exercise to satisfy withholding tax requirements applicable to such exercise. The Option is the option granted to the Employee on January 28, 2004.

            (d) Except as otherwise provided in the parenthetical in clause (ii) of the definition of Sale, if a transfer that is not a Sale occurs, the Holding Period for the shares involved in such transfer shall terminate at the time of such transfer.

          5. Termination of Employment Due to Death. If the Employee's employment with the Company or any of its subsidiaries is terminated because of death prior to the Release Date, (i) the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of death and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable, and (ii) a Release Date shall be deemed to have occurred for all RSUs.

          6. Forfeiture of Restricted Stock. (a) If the Employee's employment with the Company and all of its subsidiaries is terminated prior to the Release Date for any reason (including without limitation, disability or termination by the Company and all subsidiaries thereof, with or without cause) other than death, all Restricted Stock and all RSUs shall be forfeited to the Company on the date of such termination unless otherwise provided in subparagraph (b) below, or unless the Management Development, Nominating and Governance Committee of the Company's Board of Directors (the "Management Development Committee") or other Committee of such Board administering the Plan (the Management Development Committee or such other Committee is herein referred to as the "Committee") determines, on such terms and conditions, if any, as the Committee may impose, that all or a portion of the Restricted Stock and/or Stock deliverable on settlement of RSUs shall be released to the Employee and the restrictions of Paragraph 2 applicable thereto shall terminate. Absence of the

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Employee on leave approved by a duly elected officer of the Company, other than the Employee, shall not be considered a termination of employment during the period of such leave.

          The Release Date for the Time Vested Restricted Stock (and any Time Vested RSUs) and the Performance RSUs may occur on multiple dates, each of which is a Release Date for the number of shares or RSUs determined as provided in Paragraphs 2(a), (b) and (c). Hence, any forfeiture of Time Vested Restricted Stock, Time Vested Restricted RSUs or Performance RSUs applies only to the shares or RSUs for which a Release Date had not yet occurred on the date of forfeiture. The preceding sentence has been included in this Agreement for the purpose of avoiding any doubt that the result described in the preceding sentence would occur; therefore, such result will occur under prior agreements awarding Performance Restricted Stock to the Employee even though a comparable provision is not included in such agreements.

          (b) If the Employee's employment with the Company and all of its subsidiaries terminates by reason of retirement after reaching age 62 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven years, such retirement shall not result in forfeiture of any Time Vested RSUs or Performance RSUs (this provision does not apply to the Base or Matching Restricted Stock nor does it apply to Time Vested Restricted Stock not awarded as RSUs) if (1) the Employee's employment with the Company or one of its subsidiaries continues for no less than one year after the date of this Agreement, and (2) no later than the date on which employment terminates, the Employee enters into an agreement with the Company (which agreement shall be drafted by and acceptable to the Company) under which the Employee agrees not to compete with the Company and its subsidiaries during a period ending one year after the latest of the dates set forth after (i) "Time Vested Restricted Stock Release Date" on the signature page, and (ii) "Performance RSUs Release Date" on the signature page, and the Employee complies with such agreement. If the Employee enters into such a non-competition agreement and thereafter breaches the terms thereof, the RSUs shall be forfeited and the Employee shall return to the Company any Stock awarded under this Agreement that was delivered to the Employee after the date on which such non-competition agreement was entered into. If the conditions in the second preceding sentence are satisfied and the Employee complies with the terms of such agreement, upon the Employee's death, the provisions of Paragraph 5 shall apply as if the Employee's employment with the Company and its subsidiaries terminated because of such death.

          (c) Any shares of (i) Performance RSUs for which a Release Date has not occurred by the latest date set forth after "Performance RSUs Release Date" on the signature page (such date being subject to extension as contemplated in the last sentence of Paragraph 2(c)) and (ii) Time Vested Restricted Stock for which a Release Date does not occur because the condition set forth after "Goal" on the signature page is not satisfied, shall be forfeited to the Company, unless in the case of (i) and (ii) the Committee determines otherwise as contemplated in subparagraph (a) above.

          (d) If Restricted Stock is forfeited, the Employee hereby appoints the Company, acting through any Vice President or more senior officer, as the Employee's attorney-in-fact to transfer such forfeited Restricted Stock to the Company.

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          7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Employee in accordance herewith (the person who is the Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Employee and the Stock to be delivered in settlement of RSUs. The Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

          (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, upon the death of the Employee, the Employee's estate shall be entitled to receive the Restricted Stock and the Stock to be delivered in settlement of RSUs. If the Committee is in doubt as to the right of any person to receive such Restricted Stock or Stock to be delivered in settlement of RSUs, the Company may retain the same and any distributions thereon, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such all of such property and any distributions thereon to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

          8. Stock Legends. (a) In addition to any legends placed on certificates for Restricted Stock, each certificate or other evidence for shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of these shares of stock, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC Investment Corporation 2002 Stock Incentive Plan and a Restricted Stock Agreement between MGIC Investment Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Corporation."

When the restrictions imposed by Paragraph 2 hereof terminate, the Employee shall be entitled to have the foregoing legend removed from such Stock.

          (b) If after "Holding Period" on the signature page "Applicable" appears, at the option of the Company, an appropriate legend may be placed on certificates for Stock noting the requirements to hold such Stock imposed by Paragraphs 4(b) and (c) of this Agreement. When such requirements terminate, the Employee shall be entitled to have the foregoing legend removed from such certificates.

          9. Voting Rights; Dividends and Other Distributions; Rights of RSUs.
(a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee may exercise full voting rights for the Restricted Stock.

          (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

          (c) Subject to the provisions of this Agreement, the Employee shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

          (d) RSUs represent only the right to receive as Stock, on the terms provided herein (i) the number of shares indicated after "Time Vested Restricted Stock" on the signature page and (ii) a number of shares equal to the number set forth after "Performance RSUs" on the signature page. Except to the extent forfeited as provided herein, on the RSU Settlement Date set forth on the signature page or determined as provided thereon, RSUs shall be settled by the issuance of shares of Stock and certificates for such Stock shall be delivered to the Employee, or in the case of his death, to his Beneficiary. The Employee with respect to RSUs shall have no rights as a holder of Stock, including the right to vote or to receive dividends, until certificates for such Stock are actually delivered in settlement of the RSUs. Notwithstanding the preceding sentence, on each date on which the Company pays a dividend in cash on the Stock, the Company shall make a payment in cash on the Time Vested RSUs that are outstanding on the record date for such dividend equal to the dividend that would have been paid on the number of shares indicated after "Shares of Time Vested Restricted Stock" on the signature page had such shares been outstanding. No equivalent payment shall be made on the Performance RSUs.

          10. Tax Withholding. (a) It shall be a condition of the obligation of the Company to release from escrow Restricted Stock to the Employee or the Beneficiary or to deliver Stock in settlement of RSUs, and the Employee agrees, that the Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Restricted Stock or RSUs, as a result of the termination of the restrictions on Restricted Stock hereunder or the delivery of Stock in settlement of RSUs.

          (b) If the Employee does not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock awarded hereunder, and does not satisfy the withholding obligations prior to the Tax Date (as defined below) by paying sufficient cash to the Company or transferring ownership of a sufficient number of other shares of Stock to the Company as provided in Paragraph 10(c), then the withholding tax requirements arising from the termination of restrictions on the Restricted Stock or the settlement of RSUs in Stock shall be satisfied through a withholding by the Company of shares of Stock that would otherwise be delivered to the Employee. In such event, the Company shall withhold that number of shares of Restricted Stock otherwise deliverable to the Employee from escrow hereunder or that number of shares of Stock that would otherwise be delivered in settlement of RSUs, in each case, having a Fair Market Value (as such term is defined in the Plan) on the day prior to the Tax Date equal to the amount required to be withheld as a result of the termination of the restrictions on such Restricted Stock or as a result of the settlement of RSUs in Stock. As used herein, "Tax Date" means the date on which the Employee must include in his gross income for federal income tax purposes the fair market value of the Restricted Stock, or Stock delivered in settlement of the RSUs, over the purchase price therefor.

          (c) If the Employee desires to use cash or other shares of Stock to satisfy the withholding obligations set forth above, the Employee must: (i) make an election to do so in writing on a form provided by the Company, (ii) deliver such election form to the Company by the deadline specified by the Company, and
(iii) deliver to the company the required cash or other shares of Stock having a Fair Market Value on the Tax Date (as defined above) equal to the amount required to be withheld.

          11. Adjustments in Event of Change in Stock or Fiscal Year. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the award of Restricted Stock or the award of RSUs or the realization of the objectives of such award, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement or in the shares deliverable on settlement of RSUs, or in the terms, conditions or restrictions of this Agreement, including the Target and the Goal set forth on the signature page, as the Committee deems equitable, except that in the event of any stock split, reverse stock split, stock dividend, combination or reclassification of the Stock that occurs after the date of this Agreement, the number of RSUs and the Target shall be adjusted in accordance with the resolutions adopted by the Management Development Committee on January 24, 2007. In addition, if the Company changes its fiscal year from a year ending December 31, the Committee may make such adjustments in the Performance RSUs Release Date and the Target as the Committee deems equitable.

          12. Change in Control. If a "Change in Control of the Company" (as defined in the Annex attached hereto) occurs, notwithstanding anything herein, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of the Change in Control of the Company and a Release Date shall be deemed to have occurred for all RSUs. The Employee agrees that such Annex may be amended by the Company on one or more occasions without the consent or approval of the Employee if in the determination of the Committee such amendment is necessary or appropriate to conform the provisions of such Annex to the IRS Notice (as defined in such Annex), any regulations issued by the IRS under Section 409A of the Internal Revenue Code of 1986 (which was added by the American Jobs Creation Act of 2004) or any position published by the IRS with respect to such Section. The right of the Company to make such an amendment does not depend on whether the Restricted Stock or RSUs are subject to such Section but will enable the Company to have uniform provisions governing a change of control among all agreements having such change of control provisions, including those under which compensation is subject to such Section. Any such amendment will become effective upon notice to the Employee. The Company will seek to give the Employee notice of an amendment with reasonable promptness after the Committee has approved the amendment.

          13. Powers of Company Not Affected; No Right to Continued Employment.

          (a) The existence of the Restricted Stock or RSUs shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or any Stock to be issued in settlement of RSUs or, in both cases, the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement.

          (b) Nothing herein contained shall confer upon the Employee any right to continue in the employment of the Company or any subsidiary or interfere with or limit in any way the right of the Company or any subsidiary to terminate the Employee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any subsidiary and the Employee. The Employee acknowledges that a termination of his or her employment could occur at a time before which the restrictions referred to in Paragraph 2 above have lapsed, resulting in the forfeiture of the Restricted Stock and RSUs by the Employee, unless otherwise provided herein. In such event, the Employee will not be able to realize the value of the Restricted Stock or of the Stock that underlies the RSUs nor will the Employee be entitled to any compensation on account of such value.

          14. Interpretation by Committee. The Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Employees awarded Restricted Stock and RSUs.

          15. Clawback. If and to the extent the Committee deems it appropriate for such payment to be made, each Covered Employee shall pay the Company an amount equal to the Excess Compensation. "Covered Employee" means an Employee who was a Section 16 Filer at an Affected Performance RSUs Release Date regardless of whether such Employee ceased to be a Section Filer thereafter. "Section 16 Filer" is a person who is required to file reports under Section 16(a) of the Act as such requirement to so file is in effect at each Affected Performance RSUs Release Date. "Affected Performance RSUs Release Date" means each Performance RSUs Release Date on which, had a financial restatement that was made after such Performance RSUs Release Date been in effect at such Performance RSUs Release Date, the number of shares of Stock settled on account of Performance RSUs would have been lower. "Excess Compensation" means (i) the difference between the Income that was recognized by the Covered Employee on an Affected Performance RSUs Release Date and the Income that would have been recognized had the financial restatement referred to in the definition of Affected Performance RSUs Release Date then been in effect, except that such difference will be deemed to be zero for each Affected Performance RSUs Release Date prior to the date on which Covered Employee was a Section 16 Filer, plus
(ii) the value of any deduction to which the Covered Employee is entitled on account of the payment to the Company required by this Paragraph 15.

"Income" means income determined for federal income tax purposes minus the amount of federal, state and local income taxes and, to the extent applicable, the employee portion of Social Security and Medicaid payroll taxes, payable on account of such income. The amount of federal, state and local income taxes and the value of any deduction contemplated by clause (ii) of the second preceding sentence shall be computed by assuming that Income is taxed at the highest marginal rate, with such rate for any state and local income taxes appropriately adjusted to reflect the benefit of an itemized federal deduction for such taxes (if in the case of local taxes, such taxes are eligible for such a deduction), which adjustment shall be made by assuming that no reduction in such deduction on account of the Covered Employee's adjusted gross income applies.

          16. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

          (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

          (c) The Restricted Stock and RSUs shall be deemed to have been awarded pursuant to the Plan and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan. A copy of the Plan is available on request of the Employee made in writing or by e-mail to the Company's Secretary.

          (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock or RSUs shall be given to the Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

          (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Employee, the Beneficiary and the personal representative(s) and heirs of the Employee, except that the Employee may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2 nor may the Employee transfer any interest in any RSUs.

          (f) As a condition to the grant of the Restricted Stock and RSUs, the Employee must execute an agreement not to compete in the form provided to the Employee by the Company.

          The end of Paragraph 16 is the end of the Incorporated Terms. The remainder of the Agreement is contained in the Base Instrument.

                                      ANNEX

       DEFINITION OF "CHANGE IN CONTROL OF THE COMPANY" AND RELATED TERMS

     1 Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

          (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing more than 50% of the total fair market value of the stock of the Company or representing 50% or more of the total voting power of the stock of the Company; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such majority vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least a majority of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following


                               Annex - Page 1 of 4
     consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

          (iii) a merger, consolidation or share exchange of the Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (iv) the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors (or such lower percentage as is determined under the IRS Notice) immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. It is understood that in no event shall a sale or disposition of assets be considered to be a sale of substantially all of the assets unless the assets sold or disposed of have a total gross fair market value of at least 40% of the total gross fair market value of all of the Company's assets immediately prior to such sale or disposition.

     2 Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:


                               Annex - Page 2 of 4

          (i) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.

          (ii) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Act.

          (iii) Beneficial Owner. A Person shall be deemed to be the "Beneficial Owner" of any securities:

               (a) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Wells Fargo Bank Minnesota, National Association (as successor Rights Agent), as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

               (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule l3d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1 (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

               (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.


                               Annex - Page 3 of 4

          (iv) IRS Notice. The term "IRS Notice" shall mean the IRS Notice 2005-1, which was issued with respect to the American Jobs Creation Act of 2004.

          (v) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

          (vi) Stock. The term "stock" shall have the meaning contemplated by the IRS Notice.


                               Annex - Page 4 of 4